Certification Required By Section 906 of the Sarbanes-Oxley Act

(Not an exhibit of Form N-CSR)

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. ss. 1350, and accompanies the report on Form N-CSR for the period ended September 30, 2017 of Engex, Inc. (the "Registrant").

I, J. Morton Davis, the Principal Executive Officer of the Registrant, certify that, to the best of my knowledge:

1.       the Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 ( 15 U.S.C. 78m(a) or 78o(d); and

2.       the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

December 1, 2017

Date

/s/ J. Morton Davis

J. Morton Davis, Chairman and President

A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.

Certification Required By Section 906 of the Sarbanes-Oxley Act

(Not an exhibit of Form N-CSR)

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. ss. 1350, and accompanies the report on Form N-CSR for the period ended September 30, 2017 of Engex, Inc. (the "Registrant").

I, Michael Siciliano, the Principal Financial Officer of the Registrant, certify that, to the best of my knowledge:

1.       the Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 ( 15 U.S.C. 78m(a) or 78o(d); and

2.       the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

December 1, 2017

Date

/s/ Michael Siciliano

Michael Siciliano, Treasurer

A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.